I

nvestor Presentation  August 2015 Safe Harbor Statement  Some of the information shared here (including, in particular, the section titled “Fiscal 2015 Outlook”) constitutes forward-looking statements  that are based on assumptions and involve certain risks and uncertainties. These include the following, without limitation: assumptions, risks  and uncertainties associated with the Company’s future performance; the Company’s development and introduction of new technologies in  general; the ability to protect and utilize the Company’s intellectual property; continued customer acceptance of the InLighttechnology; the  adaptability of optically stimulated luminescence (OSL) technology to new platforms and formats; military and other government funding for  the purchase of certain of the Company’s equipment and services; the impact on sales and pricing of certain customer group purchasing  arrangements; changes in spending or reimbursement for medical products or services; the costs associated with the Company’s research and  business development efforts; the usefulness of older technologies and related licenses and intellectual property; the effectiveness of and  costs associated with the Company’s IT platform enhancements; the anticipated results of operations of the Company and its subsidiaries or  ventures; valuation of the Company’s long-lived assets or business units relative to future cash flows; changes in pricing of services and  products; changes in postal and delivery practices; the Company’s business plans; anticipated revenue and cost growth; the ability to integrate  the operations of acquired businesses and to realize the expected benefits of acquisitions; the risks associated with conductingbusiness  internationally; costs incurred for potential acquisitions or similar transactions; other anticipated financial events; the effects of changing  economic and competitive conditions, including instability in capital markets which could impact availability of short and long-term financing;  the timing and extent of changes in interest rates; the level of borrowings; foreign exchange rates; government regulations; accreditation  requirements; changes in the trading market that affect the costs of obligations under the Company’s benefit plans; and pending accounting  pronouncements. These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be  different from what is anticipated today. These risks and uncertainties also may result in changes to the Company’s businessplans and  prospects, and could create the need from time to time to write down the value of assets or otherwise cause the Company to incurunanticipated expenses. Additional information may be obtained by reviewing the information set forth in Item 1A “Risk Factors”and Item 7A  “Quantitative and Qualitative Disclosures about Market Risk” and information contained in the Company's Annual Report on Form10-K for the  year ended September 30, 2014 and other reports filed by the Company, from time to time, with the Securities and Exchange Commission.  The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result ofnew  information, future events or changes in the Company’s expectations, except as required by law.

Compelling Investment Opportunity  Industry leading position, compelling market trends and strong   financial profile drives long-term shareholder value  •The Joint Commission standards effective in July 2015 in the United States -Impacts 7,100 of the 20,500 U.S. healthcare organizations and programs, including hospitals,  imaging clinics and certain ambulatory care centers -Estimated incremental cost of ~$30,000 annually for a hospital to comply with new standards •International standards becoming more restrictive     •Next generation Verifii™ platform on target for 2016 launch •Well positioned to meet emerging need for broader solution  •Differentiated position creates higher barrier to entry for competition   •Strong margins and limited capital requirements deliver compelling free cash flow •Defined capital allocation plan supports investment in growth initiatives and dividend   •Industry-leading technology; proprietary Optically Stimulated Luminescence (OSL) crystal  manufacturing process •Installed based of over 73,000 customers; 1.8 million individuals served worldwide •90% recurring revenue; 94% annual customer retention •Ability to provide enterprise radiation management or product only model   Global Leader in  Occupational  Radiation Products  and Services  Increased Regulation   Drives Demand  Compelling Growth  and Expansion  Opportunities  Strong Financial  Profile

Leading OSL Technology Supported by Proven Process

Technology



JOHN
DOE
RADIOLOGY
LANDAUER, INC.
luxel+
08-01-15
103702 RAD 12344
Whole Body (chest)
9999999AA

- "Gold standard" in accuracy
- Proprietary OSL crystal technology manufactured internally
- Delivers wide-range of radiation monitoring:

X-Ray (Healthcare) ← Energy Spectrum → Neutron (Nuclear)

Key Facts

- Headquartered in Glenwood, IL
- 650 global employees
  - Only national network of imaging physicists
- 8 global markets
- Service labs in Chicago, Tokyo, Paris, Brazil, Mexico City, Istanbul, Sydney, Beijing
- 1.8M annual individuals served worldwide; 1.2M domestically

Current Monthly Process
(~15 million badges annually)

- Order placed; unique serial numbers are assigned for each participant's dosimeter
- Order is manufactured and physically shipped to customer
- Dosimeter is worn for designated wear period
- Dosimeter is physically shipped back to Landauer
- Dosimeter is received and analyzed
- **Dosimetry Reports with results are made available to the customer**

~45 days from date dosimeter was received by client

LANDAUER®

4

$40  $24  $91  Industrial  ProfessionalOffices  Acute CareHospitals  $0  $20  $40  $60  $80  $100  $MM  Revenue  Serving Diverse End Markets Across Three Verticals  Acute Care  Hospitals  Professional  Offices  Industrial    Energy  Emergency Response  Military/ National Security/DOE  W:\Landauer\Investors\Investor deck\Images\73470968_5.jpg W:\Landauer\Investors\Investor deck\Images\L41513.2429.jpg Physician Offices  IDN Hospitals  Veterinarian  Dental  Regional Hospitals  Imaging Centers  62%  6%  74%  0%  20%  40%  60%  80%  Estimated U.S. Market Share -Dosimetry  $155 Million in FY 2014 Revenue  Acute Care  Hospitals  Professional  Offices  Industrial

Strong Global Footprint  Well-positioned to serve an expanding global customer base of ~75,000 clients   Service Labs  Chicago  Mexico  Brazil  Paris  Istanbul  Beijing  Tokyo  Australia

Significant International Growth Opportunity  $25  $30  $35  $40  2011  2012  2013  2014  $MM  International Revenue  Constant $  GAAP International Revenue  76%  24%  FY GAAP 2014 Revenue  Domestic U.S.  International  Additional $2.9 million in Equity Income   from International Joint Ventures  Joint Venture  Location  Nagase-Landauer  Japan  Epsilon Landauer  Turkey  Aquila  New Mexico    10% CAGR   (Constant $ basis)  Estimated 25% international market share provides ample room for continued growth

U.S. Healthcare Trends are Fueling Opportunity  Increasingly complex and multi-dimensional radiation management  landscape creates need for integrated, enterprise-wide solutions   Risk to Health Systems   Tougher State  Regulations  Emerging  •Pennsylvania •California •Massachusetts •Rhode Island •Texas   Healthcare  Consolidation  •Larger buying groups  create the need for  more integrated and  cost-effective  solutions   Evolving  Treatments  •Advanced radiation  treatment choices are  becoming more  prevalent   New Compliance  Standards  •Heightened  Diagnostic Imaging  Requirements from  The Joint  Commission went  into effect in July  2015   Escalating penalties for non-compliance including fines,  reduced reimbursements and loss of license

Reports:  Necessary for  compliance  Analytics:  Context to  information  Benchmarking:  Relevance to  peers  Training:  Assures compliance  and patient  outcomes  Continuous  Improvement:  Integrated data   across the enterprise    Uniquely Positioned to Capitalize on Demand for Solutions  Combining products, services, data and analytics to deliver improved and more compliant processes  Mgmt.   Reports  Space  Radiation Compliance Solutions  Informatics  Radiation   Measurement  Equipment  Patient  Worker  Imaging Physics  New Regulatory Requirements Create Customer Demand  (Effective July 2015)  Solutions Platform

Strategic Path Forward  .Shift the market focus  .Simple dose focus .Continuous management of radiation safety   .Better equip customers to monitor and control employee exposure  and meet increasing compliance regulations     .Leverage digital-based platform to grow offering of tailored products  and services designed to better connect the employee to the work  environment     .Launch and commercialization of Verifii™ platform .Intermittent analog measurement .Connected digital platform   .Provide customers with timely, actionable compliance solutions .Generate meaningful cost benefits     Connect:  to Real Time Data  Integrate:  to a Broader Solution  Expand:  Beyond Dose

Verifii™: Redefining Our Core Technology   .Provides customers with a scalable, digital  platform that connects employees to their  environment  .Eliminates fragmented manual processes  enabling focus on building a robust  radiation management solution .Timely radiation data adds value to  customers by allowing them to take  targeted actions for practical and  measurable process improvements .Expect launch in 2016   A truly differentiated product and platform for incremental growth

 Creating a New Standard with Digital Dosimetry  Real-time and  historic data &  analytics are  available to  client via web  & mobile apps  Data is processed  and stored in the  cloud  Dosimeter connects  via Bluetooth LE to  docking base  station  Dosimeter is assigned to  individual onsite;  establishing chain of  custody  ~30 million incidents measured annually  (~1% physically handled)  Allows customers to track trends, monitor event specific dose levels and   enact behavioral changes to better manage long-term exposure

Significant Opportunities Across Core Verticals  .Virtual compliance solution for  smaller offices that do not  have an existing function in  place .340,000 sites across  Veterinarians, Medical, Dental  and Chiropractic practices .6% estimated U.S. market  share   .Increasing regulations and use  of advanced imaging  equipment driving need for  radiation safety compliance .Market need for simple,  integrated solution  .Significant opportunity to drive  margin expansion   Acute Care Hospitals  Professional Office  Industrial  .Allows customers to outsource  compliance and safety solution  to Landauerat a lower cost .74% estimated U.S. market  share .Consulting force in place to  meet demand from Joint  Commission requirements  .Expand product line to include  software, consulting and more  dosimetry .Deliver comprehensive  compliance solution   .Turn-key solution allows for  autonomous measurement  and safety management .Segmented into Oil, Gas,  Nuclear and Military .62% estimated U.S. market  share   .Exclusive provider of battlefield  dosimeters for Army, Reserve  and National Guard .37% of field units replaced .Interoperability between  branches   .Goal of steady recurring  baseline revenue with  significant upside from non- recurring orders   Expand  Penetrate  Customize

Strong Recurring Revenue Base  $114  (95%)   $138  (91%)   $136  (91%)   $137  (88%)   $6  $14  $14  $18  $0  $20  $40  $60  $80  $100  $120  $140  $160  $180  2011  2012  2013  2014  Revenue  ($ in millions, FYE 9/30)  Recurring Revenue  Non-Recurring Revenue  $120  $152  $150  $155

 .New IT systems implemented in FY12 negatively impacted working capital in FY13 by $11.0 million  and positively impacted working capital in FY14 by $10.6 million .System implementation impacted timing of customer collections and vendor payments     Driving Strong Cash Flows  $18.3   $21.9   $16.2   $32.5   $0.0  $5.0  $10.0  $15.0  $20.0  $25.0  $30.0  $35.0  2011  2012  2013  2014  Free Cash Flow   ($ in millions, FYE 9/30)

Balanced Approach to Capital Allocation  .Core business investments focused on top and bottom line growth .Emphasis on higher margin, annuity-style opportunities   .Commercialization of next generation digital dosimetry platform while  transitioning from current OSL crystal-based platform .Management compensation tied to ROIC     .Long-term target of 2X –2.5X Debt/EBITDA leverage ratio      .Currently over 3% dividend yield .Long history of paying competitive dividend for over 20 years     Fund Competitive  Dividend  Invest in the  Business  Pay Down Debt

Compelling Investment Opportunity  Industry leading position, compelling market trends and strong   financial profile drives long-term shareholder value  •The Joint Commission standards effective in July 2015 in the United States  -Impacts 7,100 of the 20,500 U.S. healthcare organizations and programs, including hospitals,  imaging clinics and certain ambulatory care centers -Estimated incremental cost of ~$30,000 annually for a hospital to comply with new standards •International standards becoming more restrictive     •Next generation Verifii™ platform on target for 2016 launch •Well positioned to meet emerging need for broader solution  •Differentiated position creates higher barrier to entry for competition   •Strong margins and limited capital requirements deliver compelling free cash flow •Defined capital allocation plan supports investment in growth initiatives and dividend   •Industry-leading technology; proprietary Optically Stimulated Luminescence (OSL) crystal  manufacturing process •Installed based of over 73,000 customers; 1.8 million individuals served worldwide •90% recurring revenue; 94% annual customer retention •Ability to provide enterprise radiation management or product only model   Global Leader in  Occupational  Radiation Products  and Services  Increased Regulation   Drives Demand  Compelling Growth  and Expansion  Opportunities  Strong Financial  Profile

Financial Overview

Landauer Financial Overview  $120.5  $152.1  $149.7  $155.1  2011  2012  2013  2014  Revenue ($ in millions, FYE 9/30)  $48.2  $54.0  $47.9  $44.4  2011  2012  2013  2014  Adjusted EBITDA ($ in millions, FYE 9/30)  .Approximately 90% of revenue derived from  subscriptions and is recurring in nature .Increase operating income at a higher growth  rate than revenue .Contract with U.S. Army, Reserve and National  Guard to replace its antiquated radiation  monitoring system provides opportunities to  expand to other global military and first  responder markets .Strategic expansion contributing to long term  growth prospects .Strong history of EBITDA to support dividend,  reinvestment in the core business and capital  required to support strategic expansion

Key Q3 FY 2015 Financial Drivers  .Revenue of $35.5 million in the third quarter of  fiscal 2015 down $0.4 million y/y due to  unfavorable FX  .Domestic Radiation Measurement revenues  grew by 1.5% over the prior year period .Medical Physics revenues grew 8.5% over the  prior year period, driven by demand for our  solutions to The Joint Commission’s new  Diagnostic Imaging requirements that became  effective July 1, 2015 .Adjusted operating income of $5.1 million  versus $4.1 million in prior year period .Net income of $4.1 million, or $0.42 per diluted  share .Adjusted EBITDA of $9.2 million, an increase of  8.7% y/y   Q3 FY15 Financial Highlights  $25.3  $24.1  $8.2  $8.9  $2.4  $2.4  $0  $10  $20  $30  $40  Q3 2014  Q3 2015  Millions  Revenue  Rad Measurement  Med Physics  Med Products  $35.9  $35.5  $8.5  $9.2  $0  $5  $10  Q3 2014  Q3 2015  Millions  Adjusted EBITDA  $25.3  $15.5  $0  $10  $20  $30  Q3 2014  Q3 2015  Millions  Free Cash Flow

Q3 2015 YTD

Adjusted Results  ($ Millions)  Q3 YTD  As Reported  Non-cash Stock Based  Compensation  Q3 YTD   Adjusted  Revenue  $111.2  -  $111.2  Net Income  $12.0  $1.1   $13.1  Adjusted EBITDA  $27.2  $1.4  $28.6 Underlying Assumptions for 2015  .As communicated in our previous earnings  release, due to the impact of unfavorable  foreign currency rates, we expected results for  FY2015 near the lower end of the range .We expect the adverse impact of FX to reduce  y/y revenue by $6.0 million, Adjusted Net  Income by $0.8 million and Adjusted EBITDA by  $2.8 million .Given these estimated results, we are revising  guidance for Revenue and Adjusted EBITDA .We expect Adjusted Net Income to be above  mid-point of the prior range     Outlook  Fiscal Year 2015 Outlook  ($ Millions)  Q3 YTD  Adjusted  Full-Year  Prior  Guidance  Full-Year  Revised  Guidance  Revenue  $111.2  $153 -$163   $150 -$153   Adjusted   Net  Income  $13.1  $16 -$19   $17 -$19   Adjusted  EBITDA  $28.6  $41 -$46   $38 -$41

Appendix

Business Facts  Proven Technology Platform  Fiscal 2014 Financial Highlights  Diverse Markets  .$155 Million in Annual Revenue  .$37 Million in International Sales .~ 90% Recurring Revenues .$44.4 Million in Adjusted EBITDA  .Adjusted EBITDA margin 28.6%   .Headquartered in Glenwood, IL .Founded in 1954  .Approximately 650 employees .8 global markets .73,000 annual customers served; 1.8M annual individuals  served .94%+ Customer retention rates   inlight_clip_holder_front_L.png .Industry standard OSL technology .Passive measurement of wide  range of radiation from low  energy X-Ray to high energy  neutron .Development of new digital  dosimetry platform: Verifii™     Landauer at a Glance  C:\Users\mdegraff\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\EQH1N7PW\Dosimeter.2.png IDN Hospitals  Imaging Centers  Regional Hospitals  Physician Offices  Veterinarian  Dental  Energy  Emergency Response  Military/National  Security/DOE  W:\Landauer\Investors\Investor deck\Images\73470968_5.jpg W:\Landauer\Investors\Investor deck\Images\L41513.2429.jpg Acute Care  Hospitals  Professional  Offices  Industrial